SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




         Date of Report:            July 13, 1995



                           UNIGENE LABORATORIES, INC.
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             (Exact name of registrant as specified in its charter)




                                    Delaware
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                 (State or other jurisdiction of incorporation)




        0-16005                                           22-2328609
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(Commission File Number)                    (IRS Employer Identification Number)




                             110 Little Falls Road
                          Fairfield, New Jersey 07004
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              (Address of Principal Executive Offices) (Zip Code)




                                 (201) 882-0860
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              (Registrant's telephone number, including area code)

Item 5.  Other Events.

                  On July 13, 1995, the Company completed the extension of the maturity of a $2,000,000 short-term debt financing to September 8, 1995.

Item 7.  Financial Statements and Exhibits.

                  (c)      Exhibits.

                  10.20 Letter Agreement between the Company and The MicroCap Fund, Inc. dated July 13, 1995.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                      UNIGENE LABORATORIES, INC.



                                                      By /s/ Warren P. Levy
                                                         -----------------------
                                                         Warren P. Levy, Ph.D.
                                                         President

Date: July 27, 1995